UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2014

VERINT SYSTEMS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-34807 (Commission File Number)	11-3200514 (IRS Employer Identification No.)

330 South Service Road, Melville, New York (Address of Principal Executive Offices)	11747 (Zip Code)

Registrant’s telephone number, including area code: (631) 962-9600

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a—12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d—2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Results of Operations and Financial Condition.

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K dated February 3, 2014, filed by Verint Systems Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) disclosing the completion of the previously announced merger (the “Merger”) of Kay Technology Holdings, Inc. (“KANA”) with an indirect, wholly owned subsidiary of Verint, with KANA continuing as the surviving company and as an indirect, wholly owned subsidiary of Verint.

This amendment on Form 8-K/A is being filed to provide financial statements and pro forma financial statements required by Item 9.01 of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited balance sheet of KANA as of December 31, 2013 and audited statements of comprehensive income, stockholders’ equity, and cash flows of KANA for the year ended December 31, 2013 and the notes related thereto and the related independent auditors’ report of BDO USA, LLP, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet as of January 31, 2014 and unaudited pro forma condensed consolidated statement of operations for the year ended January 31, 2014, and the notes related thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)  Exhibits.

Exhibit
Number	Description

23.1	Consent of BDO USA, LLP.

99.1
Audited balance sheet of KANA as of December 31, 2013 and audited statements of comprehensive income, stockholders’ equity, and cash flows of KANA for the year ended December 31, 2013 and the notes related thereto and the related independent auditors’ report.

99.2
Unaudited pro forma condensed consolidated balance sheet as of January 31, 2014 and unaudited pro forma condensed consolidated statement of operations for the year ended January 31, 2014, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verint Systems Inc.

Date:	April 18, 2014

		By:	/s/ Douglas E. Robinson
			Name:	Douglas E. Robinson
			Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

23.1	Consent of BDO USA, LLP.

99.1
Audited balance sheet of KANA as of December 31, 2013 and audited statements of comprehensive income, stockholders’ equity, and cash flows of KANA for the year ended December 31, 2013 and the notes related thereto and the related independent auditors’ report.

99.2
Unaudited pro forma condensed consolidated balance sheet as of January 31, 2014 and unaudited pro forma condensed consolidated statement of operations for the year ended January 31, 2014, and the notes related thereto.